UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2016

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in Charter)

Delaware	1-2960	72-1123385
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

9320 Lakeside Boulevard, Suite 100

The Woodlands, TX 77381

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (281) 362-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                              Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.                                        Regulation FD Disclosure.

On November 28, 2016, Newpark Resources, Inc. (the “Company”) issued a press release announcing that it has commenced an offering, through a Rule 144A private placement, of $100,000,000 aggregate principal amount of convertible senior notes due 2021.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEWPARK RESOURCES, INC.

Date: November 28, 2016	/s/ Gregg Piontek
Gregg Piontek
Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 28, 2016.